UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 7, 2012

MAC-GRAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13495	04-3361982
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

404 Wyman Street, Suite 400, Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 487-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Mac-Gray Corporation (the “Company”) held its annual meeting of stockholders on June 7, 2012 (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders voted upon the following four matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2012 (the “Proxy Statement”):

1.  To elect two directors to hold office until the annual meeting of stockholders to be held in 2015 and until their respective successors are duly elected and qualified;

2.  To consider and vote upon a stockholder proposal requesting amendment of the Company’s By-Laws;

3.  To consider and vote upon, on a non-binding, advisory basis, the overall compensation of the Company’s named executive officers; and

4.  To ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2012.

The votes cast with respect to the election of directors are as follows:

Director	Votes For	Withheld

Paul R. Daoust	9,330,308	3,429,713

Bruce A. Percelay	12,161,605	598,416

There were 687,117 broker non-votes on this matter.  Each of Paul R. Daoust and Bruce A. Percelay were elected as Class III directors, each to hold office until the Company’s annual meeting of stockholders to be held in 2015 and until such director’s successor is duly elected and qualified.

The stockholder proposal requesting to amend the By-Laws of the Company was not approved.  As disclosed in the Proxy Statement, the affirmative vote of at least three-fourths of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal was required for approval.  The results of the vote were as follows:

For: 7,503,813	Against: 5,246,804	Abstain: 9,404

There were 687,117 broker non-votes on this matter.

The proposal to approve, on a non-binding, advisory basis, the overall compensation of the Company’s named executed officers as disclosed in the Proxy Statement was approved and the results of the vote were as follows:

For: 9,300,460	Against: 3,440,011	Abstain: 19,550

There were 687,117 broker non-votes on this matter.

The proposal to ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2012 was approved and the results of the vote were as follows:

For: 13,424,468	Against: 21,703	Abstain: 967

There were no broker non-votes on this matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAC-GRAY CORPORATION

Date: June 13, 2012	By:	/s/ Michael J. Shea
		Name:	Michael J. Shea
		Title:	Executive Vice President, Chief Financial Officer and Treasurer